UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 7, 2005


                       METROPOLITAN HEALTH NETWORKS, INC.
             (Exact name of Registrant as specified in its charter)


                                     Florida
                 (State or other jurisdiction of incorporation)


       0-28456                                             65-0635748
(Commission file number)                    (I.R.S. Employer Identification No.)

                     250 Australian Avenue South, Suite 400
                           West Palm Beach, Fl. 33401
          (Address of principal executive offices, including zip code)


                                 (561) 805-8500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01         Other Events

On June 7, 2005, Metropolitan Health Networks, Inc. (the "Company") announced some of the underlying components of its strategy to launch its Medicare Advantage HMO through its wholly owned subsidiary, METCARE Health Plans, Inc. ("MHP") including recent developments, and information regarding MHP's targeted markets, key hires and alliances with outside service providers. The Company also announced its plans to host a conference call to discuss the Company's plans for MHP.

A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference

Item 9.01         Exhibits

99.1     Press Release dated June 7, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 9, 2005

                                         METROPOLITAN HEALTH NETWORKS, INC.


                                         By: /s/ Roberto L. Palenzuela
                                             ----------------------------------
                                         Name:  Roberto L. Palenzuela
                                         Title: General Counsel and Secretary